FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

ADAMS DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT

JUNE 30, 2017

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

U.S. equities rose to record levels in the first half of 2017 in one of the lowest volatility markets in recent history. Adams Diversified Equity Fund had a strong first six months, advancing 11.9% and surpassing the 9.3% return for the S&P 500 for the period.

The year started off strong with the broad stock market generating solid gains in the first quarter driven by confidence in the ongoing economic recovery and expectations stemming from the proposed pro-business policies of the Trump administration. The strength of the economy, particularly the labor market, led the Federal Reserve to raise short-term interest rates a quarter point at both its March and June meetings. The stock market continued to move higher during the second quarter despite signs that it will take longer than expected to realize the potential benefits from proposed policies on tax reform, health care, and infrastructure spending.

The best performing sectors in the S&P 500 for the first six months of 2017 were Technology, Health Care, and Consumer Discretionary. Energy was the worst performing sector due to ongoing pressure on oil prices. For the Fund, the strongest contributors to our outperformance were our holdings in Technology, Consumer Discretionary, and Consumer Staples.

The Technology sector was a standout in the period, increasing 22.3% despite a brief selloff in June due to valuation concerns around leading technology companies, including Apple, Microsoft, Facebook, and Google. While we recognize that the valuation multiples of these stocks have risen during the rally, we believe these companies deserve their current multiples given their compelling long-term growth potential. Software stocks led the broader Technology sector during the period. Your Fund’s holdings in Adobe Systems increased 37.4%. Over the past several years Adobe has moved toward a subscription-based model for its publishing and design software, which has created a large and growing recurring revenue stream. The semiconductor industry group also outperformed its benchmark, generating a 34.3% gain in the first half. Lam Research helped fuel the Fund’s substantial returns in the group. Lam manufactures equipment to fabricate high-density semiconductor chips, which are benefiting from the growing demand for increased memory capacity in smartphones, data centers, and automobiles.

The Consumer Discretionary sector also performed well during the first six months of 2017. The Fund benefited from holdings in Priceline and Amazon, which generated first-half gains of 27.6% and 29.1%, respectively. Priceline is well positioned to capitalize on favorable underlying travel trends and the growth of online travel booking. Amazon continues to gain market share by disrupting the model of traditional retailers. Its most recent bid to acquire Whole Foods sent shock waves through the grocery, mass market, and food distribution markets as investors fear that Amazon will do to the food industry what it did to bookstores years ago.

Within the Consumer Staples sector, the stock market reaction to the Amazon/Whole Foods news created an opportunity for us to initiate a position in Costco, which we view as a high-quality retailer with a defensible business model. Costco’s already competitive pricing model, low-cost gas offering, and unique “treasure hunt” approach to merchandising make it more insulated from the Amazon threat. The portfolio’s strongest performer within Consumer Staples was Philip Morris International, which generated a

LETTER TO SHAREHOLDERS (CONTINUED)

30.7% return. It benefited from the successful launch of a next-generation, reduced-risk product, iQOS, as well as continued strong pricing power. We expect that Altria, the largest domestic tobacco company, will also benefit from these secular trends and initiated a position in the stock. Slightly offsetting our relative gains in Consumer Staples was our investment in CVS Health. CVS has underperformed recently as it works through a transition in its pharmacy management business, Caremark. We find the current valuation of its high quality integrated model, which combines pharmacy, prescription services, and in-store clinics, very attractive for the long-term.

Health Care stocks also contributed to performance, driven by gains late in the period as more moderate health care proposals emerged to potentially replace the Affordable Care Act. The drug-pricing environment, which has pressured distributors for several years, has shown signs of stabilization. We view drug distribution company McKesson as a beneficiary of the better pricing environment and initiated a position in the stock. McKesson generates strong cash flow, has a solid balance sheet, and an attractive valuation. We funded the purchase by exiting our position in Biogen, whose stock appeared to fully reflect its current drug pipeline.

Energy was the weakest sector, declining 11.4% for the first six months of 2017. Crude oil (WTI) prices fell 20% to a 10-month low of $42.31 in June. The decline was driven by oversupply concerns as already high U.S. crude oil inventory levels were met with rising production. OPEC’s decision in November 2016 to curtail production had little impact on prices as U.S. shale production has largely offset the OPEC cuts. We initiated a position in Pioneer Natural Resources to increase our exposure to the Permian basin, the most resource-rich and cost-effective domestic shale opportunity. Pioneer has significant acreage in the core of the basin, which we view as a sustainable competitive advantage.

For the six months ended June 30, 2017, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 11.9%. This compares to a 9.3% total return for the S&P 500 and an 8.7% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 13.2%.

For the twelve months ended June 30, 2017, the Fund’s total return on NAV was 20.7%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 17.9% and 17.0%, respectively. The Fund’s total return on market price was 21.6%.

During the first half of this year, the Fund paid distributions to shareholders in the amount of $9.9 million, or $.10 per share, consisting of $.03 net investment income and $.01 long-term capital gain, realized in 2016, and $.06 of net investment income realized in 2017, all taxable in 2017. On July 13, 2017, an additional net investment income distribution of $.05 per share was declared for payment on September 1, 2017. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 596,561 shares of its Common Stock during the past six months. The shares were repurchased at an average price of $13.87 and a weighted average discount to NAV of 15.6%, resulting in a $.02 increase to NAV per share.

LETTER TO SHAREHOLDERS (CONTINUED)

On June 8, 2017, Ms. Nancy J. Floyd Prue retired from the Fund after 35 years of service. Ms. Prue held a variety of senior-level positions at Adams Funds. Most recently, she served as Executive Vice President and Director of Shareholder Communications. We thank her for the many contributions she made over the years and wish her well in retirement.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

July 13, 2017

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PORTFOLIO HIGHLIGHTS

June 30, 2017

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets
Apple Inc.	$69,201,610	4.1%
Alphabet Inc. (Class A & Class C)	59,899,322	3.6
Microsoft Corp.	57,680,624	3.5
Facebook, Inc. (Class A)	45,792,234	2.7
Amazon.com, Inc.	42,688,800	2.6
Adams Natural Resources Fund, Inc.*	40,892,674	2.4
Comcast Corp. (Class A)	39,270,280	2.3
Philip Morris International Inc.	34,682,985	2.1
Bank of America Corp.	33,275,016	2.0
Johnson & Johnson	32,000,951	1.9

	$455,384,496	27.2%

*	Non-controlled affiliated closed-end fund

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

(unaudited)

Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,127,095,513)	$1,611,055,235
Non-controlled affiliate (cost $34,735,404)	40,892,674
Other investment in controlled affiliate (cost $150,000)	1,469,000
Short-term investments (cost $18,355,707)	18,355,707
Securities lending collateral (cost $67,450)	67,450	$1,671,840,066

Cash		91,795
Receivables:
Dividends and interest receivable		1,259,066
Investment securities sold		7,181,305
Net unrealized gain on open total return swap agreements*		128,890
Prepaid expenses and other assets		818,130

Total Assets		1,681,319,252

Liabilities
Investment securities purchased		7,248,652
Obligations to return securities lending collateral		67,450
Accrued expenses and other liabilities		2,342,087

Total Liabilities		9,658,189

Net Assets		$1,671,661,063

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 98,833,094 shares (includes 47,723 restricted shares and 55,784 deferred stock units) (note 7)		$98,833
Additional capital surplus		1,088,954,528
Undistributed net investment income		1,910,428
Undistributed net realized gain		89,132,392
Unrealized appreciation		491,564,882

Net Assets Applicable to Common Stock		$1,671,661,063

Net Asset Value Per Share of Common Stock		$16.91

*	See Schedule of Investments beginning on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017

(unaudited)

Investment Income
Income:
Dividends (includes $349,884 from affiliates and net of $20,708 in foreign taxes)	$15,073,867
Interest and other income	103,098

Total Income	15,176,965

Expenses:
Investment research compensation and benefits	2,000,802
Administration and operations compensation and benefits	1,139,328
Occupancy and other office expenses	316,978
Investment data services	244,276
Directors’ compensation	221,250
Accounting, recordkeeping, and other professional fees	186,646
Shareholder reports and communications	175,181
Transfer agent, custody, and listing fees	147,897
Insurance	64,218
Legal services	48,928
Audit and tax services	48,060

Total Expenses	4,593,564

Net Investment Income	10,583,401

Realized Gain and Change in Unrealized Appreciation
Net realized gain on security transactions	88,679,067
Net realized gain on total return swap agreements	629,997
Net realized gain distributed by non-controlled affiliate	87,471
Change in unrealized appreciation on investments (includes $(1,978,558) from affiliates)	74,824,697
Change in unrealized appreciation on total return swap agreements	1,490,406

Net Gain on Investments	165,711,638

Change in Net Assets Resulting from Operations	$176,295,039

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2017	Year Ended December 31, 2016
From Operations:
Net investment income	$10,583,401	$18,908,616
Net realized gain	89,396,535	77,925,100
Change in unrealized appreciation	76,315,103	20,768,986

Increase in Net Assets Resulting from Operations	176,295,039	117,602,702

Distributions to Shareholders from:
Net investment income	(8,934,088)	(17,520,894)
Net realized gain	(993,620)	(78,538,326)

Decrease in Net Assets from Distributions	(9,927,708)	(96,059,220)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	3,684	32,024,245
Cost of shares purchased (note 5)	(8,271,474)	(12,436,299)
Deferred compensation (notes 5, 7)	63,795	222,142

Change in Net Assets from Capital Share Transactions	(8,203,995)	19,810,088

Total Increase in Net Assets	158,163,336	41,353,570

Net Assets:
Beginning of period	1,513,497,727	1,472,144,157

End of period (including undistributed net investment income of $1,910,428 and $261,115, respectively)	$1,671,661,063	$1,513,497,727

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Affiliates—The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”) have a shared management team.

PEO—The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During 2017, the Fund received dividends and long-term capital gain distributions of $349,884 and $87,471, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(3,214,558). Directors of the Fund are also directors of PEO.

AFA—In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

AFA provides advisory services to an external party. AFA earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of allocated expenses and assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. As of June 30, 2017, AFA had assets under management of $120 million managed for one client; failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During 2017, the Fund recognized a change in unrealized appreciation on its investment in AFA of $1,236,000.

Expenses—The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually. Estimates related to time spent are reviewed on an annual basis, or more frequently if warranted by a change in job function.

For the period ended June 30, 2017, expenses of $645,671 and $335,633 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates as of June 30, 2017.

Investment Transactions, Investment Income, and Distributions—The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Valuation—The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1—fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
•	Level 2—fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3—fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Any change in the estimated fair value of Level 3 investments is recognized in the Fund’s Statement of Operations in Change in unrealized appreciation on investments. Given the absence of market quotations or observable inputs, the investment in AFA is categorized as Level 3 in the hierarchy.

At June 30, 2017, the Fund’s financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,651,947,909	$—	$—	$1,651,947,909
Other investments	—	—	1,469,000	1,469,000
Short-term investments	18,355,707	—	—	18,355,707
Securities lending collateral	67,450	—	—	67,450

Total investments	$1,670,371,066	$—	$1,469,000	$1,671,840,066

Total return swap agreements*	$—	$128,890	$—	$128,890

*	Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2016	$233,000
Purchases	—
Change in unrealized appreciation of investments	1,236,000

Balance as of June 30, 2017	$1,469,000

There were no transfers between levels during the period ended June 30, 2017.

Recent Accounting Pronouncement—In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2017, the identified cost of securities for federal income tax purposes was $1,180,429,260 and net unrealized appreciation aggregated $491,410,806, consisting of gross unrealized appreciation of $502,901,441 and gross unrealized depreciation of $11,490,635.

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments and derivative transactions, during the period ended June 30, 2017 were $396,551,728 and $388,073,172, respectively.

4.    DERIVATIVES

During the period ended June 30, 2017, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end and the amounts of realized gains and losses and changes in unrealized gains and losses on financial derivative instruments during the period indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements—The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to receive or pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of each outstanding total return swap contract is presented on the Schedule of Investments.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of June 30, 2017, no securities were pledged by the Fund and no cash collateral was held by the Fund.

5.    CAPITAL STOCK

The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

During the period ended June 30, 2017, the Fund issued 261 shares of its Common Stock at a weighted average price of $14.13 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Income Compensation Plan.

On December 28, 2016, the Fund issued 2,516,928 shares of its Common Stock at a price of $12.71 per share (the average market price on December 12, 2016) to shareholders of record on November 25, 2016, who elected to take stock in payment of the year-end distribution from 2016 capital gain and investment income. During 2016, the Fund issued 2,684 shares of its Common Stock at a weighted average price of $12.71 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio management team may deem appropriate. Transactions in Common Stock for 2017 and 2016 were as follows:

	Shares		Amount
	Six months ended June 30, 2017	Year ended December 31, 2016	Six months ended June 30, 2017	Year ended December 31, 2016
Shares issued in payment of distributions	261	2,519,612	$3,684	$32,024,245
Shares purchased (at a weighted average discount from net asset value of 15.6% and 15.8%, respectively)	(596,561)	(974,904)	(8,271,474)	(12,436,299)
Net activity under the 2005 Equity Incentive Compensation Plan	(7,430)	(21,830)	63,795	222,142

Net change	(603,730)	1,522,878	$(8,203,995)	$19,810,088

6.    RETIREMENT PLANS

The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During 2017, the Fund recorded matching contributions of $195,278. As of June 30, 2017, the Fund recorded a liability in the amount of $99,085, included in Accrued expenses and other liabilities in the accompanying Statement of Assets and Liabilities, representing the 2017 discretionary contribution.

7.    EQUITY-BASED COMPENSATION

The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding as of June 30, 2017 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director.

Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the payment of the original share grant. A summary of the activity related to nonvested restricted shares and deferred stock units for the period ended June 30, 2017 is as follows:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2016	138,666	$12.76
Reinvested dividend equivalents	261	14.13
Vested & issued	(35,420)	13.00

Balance at June 30, 2017	103,507	$12.68

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the period ended June 30, 2017 was $160,965. As of June 30, 2017, the Fund had unrecognized compensation cost of $110,820, a component of additional capital surplus, related to nonvested awards that will be recognized over a weighted average period of 0.50 years. The total fair value of awards vested and issued during the period ended June 30, 2017 was $461,077.

8.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid by the Fund during the period ended June 30, 2017 to officers and directors amounted to $3,751,274, of which $221,250 was paid to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP.

9.    PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2017, the Fund had securities on loan of $66,131 and held cash collateral of $67,450. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10.    OPERATING LEASE COMMITMENTS

The Fund and its affiliates lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

rental expense of $144,642 for the period ended June 30, 2017, and its estimated portion of the minimum rental commitments are as follows:

Remainder of 2017	$159,410
2018	326,096
2019	257,335
2020	261,687
2021	256,866
Thereafter	1,358,265

Total	$2,619,659

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended
	June 30, 2017	June 30, 2016	Year Ended December 31
			2016	2015		2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$15.22	$15.04	$15.04	$15.87		$15.09	$12.43		$11.54

Net investment income	0.11	0.09	0.19	0.13		0.20	0.20		0.19
Net realized gain and change in unrealized appreciation	1.66	0.06	1.03	—		1.83	3.32		1.41
Change in accumulated other comprehensive income	—	—	—	0.02		(0.01)	0.01		—

Total from operations	1.77	0.15	1.22	0.15		2.02	3.53		1.60

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.18)	(0.14)		(0.20)	(0.22)		(0.18)
Net realized gain	(0.01)	(0.02)	(0.81)	(0.79)		(0.98)	(0.62)		(0.49)

Total distributions	(0.10)	(0.10)	(0.99)	(0.93)		(1.18)	(0.84)		(0.67)

Capital share repurchases (note 5)	0.02	0.01	0.02	0.02		0.02	0.02		—
Reinvestment of distributions	—	—	(0.07)	(0.07)		(0.08)	(0.05)		(0.04)

Total capital share transactions	0.02	0.01	(0.05)	(0.05)		(0.06)	(0.03)		(0.04)

Net asset value, end of period	$16.91	$15.10	$15.22	$15.04		$15.87	$15.09		$12.43

Market price, end of period	$14.29	$12.67	$12.71	$12.83		$13.68	$13.07		$10.59

Total Investment Return*
Based on market price	13.2%	(0.5)%	6.9%	0.7%		13.7%	31.8%		16.9%
Based on net asset value	11.9%	1.2%	9.2%	1.8%		14.3%	29.7%		14.7%

Ratios/Supplemental Data**
Net assets, end of period (in millions)	$1,672	$1,470	$1,513	$1,472		$1,528	$1,422		$1,156
Ratio of expenses to average net assets	0.57%	0.64%	0.64%	0.96%	†	0.58%	0.69%	†	0.65%	†
Ratio of net investment income to average net assets	1.32%	1.20%	1.29%	0.79%	†	1.29%	1.44%	†	1.54%	†
Portfolio turnover	48.8%	21.1%	32.0%	22.0%		26.6%	55.9%		27.4%
Number of shares outstanding at end of period (in 000’s)	98,833	97,363	99,437	97,914		96,287	94,224		93,030

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.
**	Ratios and portfolio turnover presented on an annualized basis.
†

Ratios of expenses to average net assets were 0.67%, 0.63%, and 0.63% in 2015, 2013, and 2012, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.08%, 1.50%, and 1.56% in 2015, 2013, and 2012, respectively.

SCHEDULE OF INVESTMENTS

June 30, 2017

(unaudited)

	Shares	Value (A)
Common Stocks — 98.8%
Consumer Discretionary — 12.0%
Amazon.com, Inc. (C)	44,100	$42,688,800
Comcast Corp. (Class A)	1,009,000	39,270,280
Dollar General Corp.	149,637	10,787,331
Home Depot, Inc.	177,400	27,213,160
Lowe’s Companies, Inc.	298,400	23,134,952
Magna International Inc.	252,000	11,675,160
Priceline Group Inc. (C)	10,300	19,266,356
Starbucks Corporation	251,300	14,653,303
Walt Disney Co.	117,000	12,431,250

		201,120,592

Consumer Staples — 9.0%
Altria Group, Inc.	273,300	20,352,651
Coca-Cola Co.	186,000	8,342,100
Costco Wholesale Corp.	45,200	7,228,836
CVS Health Corp.	247,400	19,905,804
PepsiCo, Inc.	230,400	26,608,896
Philip Morris International Inc.	295,300	34,682,985
Procter & Gamble Co.	131,850	11,490,727
Walmart Stores, Inc.	292,400	22,128,832

		150,740,831

Energy — 6.5%
Adams Natural Resources Fund, Inc. (D)	2,186,774	40,892,674
Concho Resources Inc. (C)	72,900	8,859,537
Exxon Mobil Corp.	358,300	28,925,559
Halliburton Co.	354,400	15,136,424
Marathon Petroleum Corp.	125,200	6,551,716
Pioneer Natural Resources Co.	57,800	9,223,724

		109,589,634

Financials — 14.8%
American Express Co.	378,300	31,867,992
American International Group, Inc.	386,600	24,170,232
Bank of America Corp.	1,371,600	33,275,016
BlackRock, Inc.	41,400	17,487,774
Chubb Ltd.	78,800	11,455,944
Citigroup Inc.	345,600	23,113,728
Intercontinental Exchange, Inc.	379,900	25,043,008
JPMorgan Chase & Co.	178,200	16,287,480
Prudential Financial, Inc.	129,400	13,993,316
SunTrust Banks, Inc.	378,100	21,445,832
Wells Fargo & Co.	518,200	28,713,462

		246,853,784

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value (A)
Health Care — 13.5%
AbbVie, Inc.	380,000	$27,553,800
Aetna Inc.	183,900	27,921,537
Allergan plc	107,096	26,033,967
Amgen Inc.	127,000	21,873,210
Health Care Select Sector SPDR Fund	123,300	9,770,292
Johnson & Johnson	241,900	32,000,951
McKesson Corp.	124,000	20,402,960
Pfizer Inc.	702,940	23,611,754
Thermo Fisher Scientific Inc.	145,400	25,367,938
Waters Corp. (C)	62,200	11,434,848

		225,971,257

Industrials — 10.0%
Boeing Co.	134,400	26,577,600
Cummins Inc.	107,700	17,471,094
Delta Air Lines, Inc.	282,200	15,165,428
Fortive Corp.	279,700	17,718,995
General Electric Co.	510,600	13,791,306
Honeywell International Inc.	159,500	21,259,755
Industrial Select Sector SPDR Fund	123,800	8,432,018
Parker-Hannifin Corp.	103,400	16,525,388
Union Pacific Corp.	278,000	30,276,980

		167,218,564

Information Technology — 23.0%
Adobe Systems Inc. (C)	145,900	20,636,096
Alphabet Inc. (Class A) (C)	35,500	33,003,640
Alphabet Inc. (Class C) (C)	29,597	26,895,682
Apple Inc.	480,500	69,201,610
Broadcom Ltd.	88,800	20,694,840
Cisco Systems, Inc.	271,900	8,510,470
DXC Technology Co.	143,000	10,970,960
Facebook, Inc. (Class A) (C)	303,300	45,792,234
Lam Research Corp.	99,800	14,114,714
MasterCard, Inc. (Class A)	187,000	22,711,150
Microsoft Corp.	836,800	57,680,624
Oracle Corp.	122,200	6,127,108
salesforce.com, inc. (C)	200,200	17,337,320
Visa Inc. (Class A)	322,000	30,197,160

		383,873,608

Materials — 2.0%
Dow Chemical Co.	277,200	17,483,004
LyondellBasell Industries N.V. (Class A)	186,000	15,696,540

		33,179,544

Real Estate — 3.7%
American Tower Corp.	85,900	11,366,288
AvalonBay Communities, Inc. (B)	53,800	10,338,746
Prologis, Inc.	351,600	20,617,824
SBA Communications Corp. (Class A) (C)	46,800	6,313,320
Simon Property Group, Inc.	77,000	12,455,520

		61,091,698

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value (A)
Telecommunication Services — 1.4%
AT&T Inc.	262,200	$9,892,806
T-Mobile USA, Inc. (C)	98,200	5,952,884
Verizon Communications Inc.	171,600	7,663,656

		23,509,346

Utilities — 2.9%
CenterPoint Energy, Inc.	401,000	10,979,380
Edison International (B)	130,300	10,188,157
NextEra Energy, Inc.	111,800	15,666,534
Pinnacle West Capital Corp.	140,500	11,964,980

		48,799,051

Total Common Stocks (Cost $1,161,830,917)		1,651,947,909

Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (C)(E) (Cost $150,000)		1,469,000

Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 1.18% (F)	5,000,000	5,000,000
Northern Institutional Treasury Portfolio, 0.86% (F)	13,355,707	13,355,707

Total Short-Term Investments (Cost $18,355,707)		18,355,707

Securities Lending Collateral — 0.0% (Cost $67,450)
Money Market Funds — 0.0%
Northern Institutional Funds Liquid Assets Portfolio, 0.99% (F)	67,450	67,450

Total Investments — 100.0% of Net Assets (Cost $1,180,404,074)		$1,671,840,066

Total Return Swap Agreements — 0.0%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 96,000 shares of Berkshire Hathaway Inc. Class B common stock and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	3/7/2018	$15,735,946	$432,227	$—
Receive negative total return (pay positive total return) on 664,400 shares of Financial Select Sector SPDR Fund and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Morgan Stanley	3/7/2018	(15,712,994)	—	(772,731)

SCHEDULE OF INVESTMENTS (CONTINUED)

Total Return Swap Agreements (continued)	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 261,700 shares of QUALCOMM Inc. common stock and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	7/12/2018	15,179,097	$—	$(743,763)
Receive negative total return (pay positive total return) on 170,700 shares of VanEck Vectors Semiconductor ETF and pay financing amount based on notional amount and daily U.S. Federal Funds rate less 1.66%.	Short	Morgan Stanley	7/12/2018	(15,148,345)	1,169,162	—
Receive positive total return (pay negative total return) on 64,600 shares of F5 Networks, Inc. common stock and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	7/13/2018	8,350,597	—	(150,804)
Receive negative total return (pay positive total return) on 148,000 shares of Technology Select Sector SPDR Fund and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.56%.	Short	Morgan Stanley	7/13/2018	(8,301,527)	172,547	—
Receive positive total return (pay negative total return) on 23,100 shares of Costco Wholesale Corp. common stock and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	8/2/2018	3,684,877	9,331	—
Receive negative total return (pay positive total return) on 66,700 shares of Consumer Staples Select Sector SPDR Fund and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.76%.	Short	Morgan Stanley	8/2/2018	(3,677,378)	12,921	—

Gross unrealized gain (loss) on open total return swap agreements					$1,796,188	$(1,667,298)

Net unrealized gain on open total return swap agreements (G)					$128,890

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	All or a portion of shares held are on loan. See note 9 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Controlled affiliate valued using fair value procedures.
(F)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(G)	Value is disclosed on the Statement of Assets and Liabilities under the caption Net unrealized gain on open total return swap agreements.

PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

During the six months ended June 30, 2017 (unaudited)

	Purchases (Cost)	Sales (Proceeds)	Market Value Held June 30, 2017
Altria Group, Inc.	$20,265,275		$20,352,651
American Express Co.	17,025,934		31,867,992
American International Group, Inc.	6,454,767		24,170,232
AT&T Inc.	10,079,414		9,892,806
Bank of America	5,664,003		33,275,016
Citigroup Inc.	21,611,706		23,113,728
Consumer Staples Select Sector SPDR Fund	18,889,190	$19,249,078	—
Costco Wholesale Corp.	7,248,652		7,228,836
Cummins Inc.	16,327,735		17,471,094
Dow Chemical Co.	8,939,978		17,483,004
DXC Technology Co.	9,745,189		10,970,960
Energy Select Sector SPDR Fund	6,657,315	6,505,402	—
Fortive Corp.	16,272,286		17,718,995
General Electric Co.	7,960,969		13,791,306
Health Care Select Sector SPDR Fund	14,374,619	8,803,492	9,770,292
Home Depot, Inc.	25,963,308		27,213,160
Industrial Select Sector SPDR Fund	23,982,795	24,767,823	8,432,018
Johnson & Johnson	21,934,762		32,000,951
McKesson Corp.	20,623,578		20,402,960
Parker-Hannifin Corp.	16,099,538		16,525,388
Pioneer Natural Resources Co.	9,598,742		9,223,724
Post Holdings, Inc.	12,108,216	10,719,753	—
Prologis, Inc.	18,498,722		20,617,824
salesforce.com, inc.	15,709,694		17,337,320
SunTrust Banks, Inc.	21,711,922		21,445,832
T-Mobile USA, Inc.	6,652,962		5,952,884
Wells Fargo & Co.	5,230,736	12,892,401	28,713,462
Anadarko Petroleum Corp.		9,836,134	—
Biogen Inc.		11,831,278	—
BlackRock, Inc.		6,469,623	17,487,774
Boeing Co.		12,570,537	26,577,600
Chubb Ltd.		11,556,955	11,455,944
Cisco Systems, Inc.		5,342,803	8,510,470
Coca-Cola Co.		11,741,236	8,342,100
Consumer Discretionary Select Sector SPDR Fund		6,772,840	—
Dover Corp.		11,827,167	—
Edwards Lifesciences Corp.		14,384,978	—
FedEx Corp.		15,512,822	—
Goldman Sachs Group, Inc.		23,706,604	—
Hewlett Packard Enterprise Co.		6,166,171	—
Honeywell International Inc.		5,876,799	21,259,755
JPMorgan Chase & Co.		5,680,655	16,287,480
Lowe’s Companies, Inc.		8,006,455	23,134,952
Merck & Co., Inc.		21,998,968	—
PPG Industries, Inc.		8,787,856	—
Prudential Financial, Inc.		6,603,158	13,993,316
Raymond James Financial, Inc.		8,081,385	—
Robert Half International, Inc.		9,934,172	—
SPDR S&P Regional Banking ETF		9,561,980	—
Spectrum Brands Holdings, Inc.		11,831,764	—
Verizon Communications Inc.		10,005,450	7,663,656
Walt Disney Co.		7,297,907	12,431,250

Note:	The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share		Capital Gains Distributions Per Share		Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2007	$1,378,480	87,669	$15.72	$14.12	$.32		$.71		$—	$1.03	7.1%
2008	840,012	87,406	9.61	8.03	.26		.38		—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15		.30		—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14		.37		—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15		.50		—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18		.49		—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22		.62		—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20		.98		—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14		.79		—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18		.81		—	.99	7.8
June 30, 2017	1,671,661	98,833	16.91	14.29	.14	†	.01	†	—	.15	—

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.
†	Paid or declared

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on April 21, 2017. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	76,379,554	8,404,951
Phyllis O. Bonanno	76,215,454	8,569,051
Kenneth J. Dale	76,914,670	7,869,835
Frederic A. Escherich	76,953,791	7,830,714
Roger W. Gale	76,430,061	8,354,444
Kathleen T. McGahran	76,862,231	7,922,274
Craig R. Smith	76,598,588	8,185,917
Mark E. Stoeckle	76,976,475	7,808,030

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2017 was approved with 82,629,657 votes for, 1,590,937 votes against, and 563,911 shares abstaining.

OTHER INFORMATION

Distribution Payment Schedule

The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.astfinancial.com

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Funds”, and then “Reports & Literature”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [2,3]
Phyllis O. Bonanno [3,4]	Roger W. Gale [1,2,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary & Chief Compliance Officer
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

Email: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Norton Rose Fulbright US LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.astfinancial.com

Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	----------------------------------		----------------------------------	----------------------------------		----------------------------------
January 2017	39,596		$12.94	39,596		2,577,200
February 2017	107,665		$13.47	107,665		2,469,535
March 2017	90,600		$13.79	90,600		2,378,935
April 2017	--		--	--		2,378,935
May 2017	358,700		$14.11	358,700		2,020,235
June 2017	--		--	--		2,020,235	(2c)
	----------------------------------		----------------------------------	----------------------------------
Total	596,561	(1)	$13.87	596,561	(2a)
					(2b)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 21, 2017

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 21, 2017